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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) April 16, 2002
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                        FLEETBOSTON FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)

                1-6366                                05-0341324
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      (Commission File Number)             (IRS Employer Identification No.)


   100 Federal Street, Boston, MA                       02110
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(Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code: 617-434-2200
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          (Former name or former address, if changed since last report)



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Item 5.        OTHER EVENTS.

               In a press release dated April 16, 2002, FleetBoston Financial Corporation (FleetBoston) announced first quarter 2002 earnings. A copy of the press release is attached hereto as
               Exhibit 99.1 and, pursuant to Form 8-K, General Instruction F, is incorporated herein by reference. In another press release dated April 16, 2002, FleetBoston announced a series of strategic decisions designed to re-deploy capital to FleetBoston's core businesses and to reduce earnings volatility. A copy of this press release is attached hereto as
               Exhibit 99.2 and, pursuant to Form 8-K, General Instruction F, is incorporated herein by reference.

               Earlier today, on a conference call, FleetBoston's Chief Financial Officer, Eugene M. McQuade, reviewed the first quarter 2002 results, and stated that the current expectation for 2002 performance, in light of the previously mentioned strategic decisions and the current economic outlook, has been revised to approximately $3.00 per diluted share.

Item 7.        FINANCIAL STATEMENTS AND OTHER EXHIBITS.

               Exhibit No.              Description
               -----------              -----------

               Exhibit 99.1 Press release dated April 16, 2002 announcing first quarter 2002 earnings.

               Exhibit 99.2 Press release dated April 16, 2002 announcing a series of strategic decisions.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FLEETBOSTON FINANCIAL CORPORATION
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                                                        Registrant


                                               By: /s/  Ernest L. Puschaver
                                                  ------------------------------
                                                  Ernest L. Puschaver
                                                  Chief Accounting Officer



Dated:  April 16, 2002